Background, Organization, and Summary of Significant Accounting Policies - Schedule of Estimated Future Amortization of Intangible Assets (Details) - Centuri - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Finite-Lived Intangible Assets [Line Items]
2022	$ 29,814
2023	26,814
2024	26,814
2025	26,769
2026	26,580
Thereafter	289,714
Net Carrying Amount	$ 426,505	$ 140,184